Exhibit 10.3

August 7, 2018

Hudson Technologies Company

14th Floor

One Blue Hill Plaza

P.O. Box 1541

Pearl River, New York 10965

Attention: Brian F. Coleman, President, COO

Extension Letter

We refer to that certain Term Loan Credit and Security Agreement, dated as of October 10, 2017 (as amended by that Limited Waiver and First Amendment to Term Loan Credit and Security Agreement and Certain Other Documents, dated as of June 29, 2018 (as modified by that certain Extension Letter, dated as of July 31, 2017, the “First Amendment”), and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hudson Technologies Company, a Tennessee corporation (“Hudson Technologies”), HUDSON HOLDINGS, INC., a Nevada corporation (“Holdings”), and ASPEN REFRIGERANTS, INC. (formerly known as AIRGAS-REFRIGERANTS, INC.), a Delaware corporation (“ARI” and together with Hudson Technologies, and Holdings, collectively, the “Borrowers”, and each a “Borrower”), the other Credit Parties hereto, the financial institutions party thereto as lenders (the “Lenders”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent and administrative agent for the Lenders (in such capacities, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or the Amendment, as applicable.

At the request of the Borrowers, Agent and Lenders have agreed that the date for compliance with the Total Leverage Ratio covenant set forth in Section 1.1 of the First Amendment shall be extended to August 14, 2018. Accordingly, effective as of the date hereof, Borrowers, Agent, and Lenders agree that the text “August 7, 2018” in Section 1.1 of the First Amendment is hereby replaced with the text “August 14, 2018”.

Except as expressly provided herein, the Credit Agreement and each Other Document shall continue in full force and effect, and the extension set forth above is limited solely to the matters stated above and shall not be deemed to be a waiver or amendment of any other provision of the Credit Agreement or any Other Document. Without limiting the foregoing, the Administrative Agent and the Lenders expressly reserve all of their rights, powers, privileges and remedies under the Credit Agreement, the other Documents and applicable law. This letter agreement shall constitute an Other Document under the terms of the Credit Agreement. The governing law, jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 14.1 and 11.8 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Credit Agreement (as modified by this letter agreement) and the Other Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. This letter agreement may be executed and delivered via facsimile or email (in .pdf format) transmission with the same force and effect as if an original were executed, and may be executed in original counterparts each of which counterpart shall be deemed an original document but all of which counterparts together shall constitute one and the same agreement.

By their execution hereof, Lenders hereby instruct and direct Agent to execute this letter agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

AGENT:

U.S. BANK NATIONAL ASSOCIATION,
as Agent

By: /s/ Lisa Dowd
Name: Lisa Dowd
Title: Vice President

cc:	Wiggin and Dana LLP

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut 06901

Attention: Michael Grundei, Esq.

Signature Page to Extension Letter – Hudson Technologies

LENDERS:

FS INVESTMENT CORPORATION
By: /s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

FS INVESTMENT CORPORATION II
By: /s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

FS INVESTMENT CORPORATION III
By: /s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

FS INVESTMENT CORPORATION IV
By: /s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

HAMILTON STREET FUNDING LLC
By: /s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

GREEN CREEK LLC
By: /s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

JUNIATA RIVER LLC
By: /s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

JEFFERSON SQUARE FUNDING LLC
By: /s/ Philip S. Davidson
Name: Philip S. Davidson
Title: Authorized Signatory

Signature Page to Extension Letter – Hudson Technologies

Acknowledged and agreed:

BORROWERS:

HUDSON TECHNOLOGIES COMPANY

By:  /s/ Brian Coleman
Name: Brian Coleman
Title: President

HUDSON HOLDINGS, INC.

By:  /s/ Brian Coleman
Name: Brian Coleman
Title: President

ASPEN REFRIGERANTS, INC.

By:  /s/ Brian Coleman
Name: Brian Coleman
Title: President

GUARANTOR:

HUDSON TECHNOLOGIES, INC.

By:  /s/ Brian Coleman
Name: Brian Coleman
Title: President

Signature Page to Extension Letter – Hudson Technologies